                                                 POWER OF ATTORNEY

     KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints Phillip S. Gillespie, Mitchell J. Lindauer and Kathleen T. Ives each as my true and lawful  attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my  capacity  as a  Trustee/Director  and/or
Officer of Oppenheimer  Absolute Return Fund,  Oppenheimer  AMT-Free Municipals,
Oppenheimer AMT-Free New York Municipals, Oppenheimer Balanced Fund, Oppenheimer
California Municipal Fund,  Oppenheimer Capital  Appreciation Fund,  Oppenheimer
Developing Markets Fund, Oppenheimer Discovery Fund, Oppenheimer Dividend Growth
Fund,  Oppenheimer Emerging Growth Fund, Oppenheimer Emerging Technologies Fund,
Oppenheimer   Enterprise  Fund,  Oppenheimer  Global  Fund,  Oppenheimer  Global
Opportunities Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer Growth
Fund,  Oppenheimer  Institutional Money Market Fund,  Oppenheimer  International
Diversified   Fund,   Oppenheimer   International   Growth   Fund,   Oppenheimer
International Large-Cap Core Fund, Oppenheimer International Small Company Fund,
Oppenheimer  International  Value  Fund,  Oppenheimer  Limited  Term  California
Municipal Fund,  Oppenheimer  Money Market Fund, Inc.,  Oppenheimer  Multi-State
Municipal Trust (on behalf of its series  Oppenheimer New Jersey Municipal Fund,
Oppenheimer  Pennsylvania  Municipal  Fund and  Oppenheimer  Rochester  National
Municipals),  Oppenheimer  Portfolio  Series  (on  behalf of its  series  Active
Allocation  Fund,  Aggressive  Investor  Fund,  Conservative  Investor  Fund and
Moderate  Investor Fund),  Oppenheimer Real Estate Fund,  Oppenheimer  Rochester
Arizona  Municipal  Fund,   Oppenheimer   Rochester   Maryland  Municipal  Fund,
Oppenheimer  Rochester   Massachusetts  Municipal  Fund,  Oppenheimer  Rochester
Michigan  Municipal  Fund,   Oppenheimer  Rochester  Minnesota  Municipal  Fund,
Oppenheimer Rochester North Carolina Municipal Fund,  Oppenheimer Rochester Ohio
Municipal Fund,  Oppenheimer  Rochester  Virginia  Municipal  Fund,  Oppenheimer
Select  Value  Fund,  Oppenheimer  Series  Fund,  Inc.  (on behalf of its series
Oppenheimer Value Fund),  Oppenheimer SMA Core Bond Fund, Oppenheimer SMA Global
Fund, Oppenheimer SMA International Bond Fund, Oppenheimer Transition 2010 Fund,
Oppenheimer  Transition 2015 Fund, Oppenheimer Transition 2020 Fund, Oppenheimer
Transition 2030 Fund,  Oppenheimer Tremont Market Neutral Fund LLC,  Oppenheimer
Tremont  Opportunity  Fund LLC,  OFI Tremont  Core  Strategies  Hedge Fund,  OFI
Tremont Market Neutral Hedge Fund and Oppenheimer U.S. Government Trust, to sign on my behalf any and all Registration  Statements  (including any post-effective amendments to  Registration  Statements)  under the  Securities  Act of 1933, as amended,  and the Investment Company Act of 1940, as amended, and any amendments and supplements  thereto,  and any proxy statements,  Forms 3, 4 and 5, or other documents  in  connection  therewith,  and to file the same,  with all  exhibits thereto, and other documents in connection  therewith,  with the U.S. Securities and Exchange Commission,  granting unto said  attorneys-in-fact  and agents, and each of them,  full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises,  as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 21st day of June 2006.

/s/ Matthew P. Fink                                /s/ Kenneth A. Randall
Matthew P. Fink                                    Kenneth A. Randall

/s/ Robert G. Galli                                /s/ Russell S. Reynolds, Jr.
Robert G. Galli                                    Russell S. Reynolds, Jr.

/s/ Phillip A. Griffiths                           /s/ Joseph M. Wikler
Phillip A. Griffiths                               Joseph M. Wikler

/s/ Mary F. Miller                                 /s/ Peter I. Wold
Mary F. Miller                                     Peter I. Wold

/s/ Joel W. Motley                                 /s/ Brian F. Wruble
Joel W. Motley                                     Brian F. Wruble

/s/ John V. Murphy                                /s/ Clayton K. Yeutter
John V. Murphy                                    Clayton K. Yeutter

Witness:      /s/ Phillip S. Gillespie
              Phillip S. Gillespie, Assistant Secretary

                                                 POWER OF ATTORNEY

     KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints Phillip S. Gillespie, Mitchell J. Lindauer and Kathleen T. Ives each as my true and lawful  attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my  capacity  as a  Trustee/Director  and/or
Officer of Oppenheimer  Absolute Return Fund,  Oppenheimer  AMT-Free Municipals,
Oppenheimer AMT-Free New York Municipals, Oppenheimer Balanced Fund, Oppenheimer
California Municipal Fund,  Oppenheimer Capital  Appreciation Fund,  Oppenheimer
Developing Markets Fund, Oppenheimer Discovery Fund, Oppenheimer Dividend Growth
Fund,  Oppenheimer Emerging Growth Fund, Oppenheimer Emerging Technologies Fund,
Oppenheimer   Enterprise  Fund,  Oppenheimer  Global  Fund,  Oppenheimer  Global
Opportunities Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer Growth
Fund,  Oppenheimer  Institutional Money Market Fund,  Oppenheimer  International
Diversified   Fund,   Oppenheimer   International   Growth   Fund,   Oppenheimer
International Large-Cap Core Fund, Oppenheimer International Small Company Fund,
Oppenheimer  International  Value  Fund,  Oppenheimer  Limited  Term  California
Municipal Fund,  Oppenheimer  Money Market Fund, Inc.,  Oppenheimer  Multi-State
Municipal Trust (on behalf of its series  Oppenheimer New Jersey Municipal Fund,
Oppenheimer  Pennsylvania  Municipal  Fund and  Oppenheimer  Rochester  National
Municipals),  Oppenheimer  Portfolio  Series  (on  behalf of its  series  Active
Allocation  Fund,  Aggressive  Investor  Fund,  Conservative  Investor  Fund and
Moderate  Investor Fund),  Oppenheimer Real Estate Fund,  Oppenheimer  Rochester
Arizona  Municipal  Fund,   Oppenheimer   Rochester   Maryland  Municipal  Fund,
Oppenheimer  Rochester   Massachusetts  Municipal  Fund,  Oppenheimer  Rochester
Michigan  Municipal  Fund,   Oppenheimer  Rochester  Minnesota  Municipal  Fund,
Oppenheimer Rochester North Carolina Municipal Fund,  Oppenheimer Rochester Ohio
Municipal Fund,  Oppenheimer  Rochester  Virginia  Municipal  Fund,  Oppenheimer
Select  Value  Fund,  Oppenheimer  Series  Fund,  Inc.  (on behalf of its series
Oppenheimer Value Fund),  Oppenheimer SMA Core Bond Fund, Oppenheimer SMA Global
Fund, Oppenheimer SMA International Bond Fund, Oppenheimer Transition 2010 Fund,
Oppenheimer  Transition 2015 Fund, Oppenheimer Transition 2020 Fund, Oppenheimer
Transition 2030 Fund,  Oppenheimer Tremont Market Neutral Fund LLC,  Oppenheimer
Tremont  Opportunity  Fund LLC,  OFI Tremont  Core  Strategies  Hedge Fund,  OFI
Tremont Market Neutral Hedge Fund and Oppenheimer U.S. Government Trust, to sign on my behalf any and all Registration  Statements  (including any post-effective amendments to  Registration  Statements)  under the  Securities  Act of 1933, as amended,  and the Investment Company Act of 1940, as amended, and any amendments and supplements  thereto,  and any proxy statements,  Forms 3, 4 and 5, or other documents  in  connection  therewith,  and to file the same,  with all  exhibits thereto, and other documents in connection  therewith,  with the U.S. Securities and Exchange Commission,  granting unto said  attorneys-in-fact  and agents, and each of them,  full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises,  as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 21st day of June 2006.

/s/ Brian Wixted
Brian Wixted

Witness:      /s/ Phillip S. Gillespie
              Phillip S. Gillespie, Assistant Secretary